UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2021

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.
1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-3853	20-2777218

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	DUK	New York Stock Exchange LLC
5.125% Junior Subordinated Debentures due January 15, 2073	DUKH	New York Stock Exchange LLC
5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 30, 2021, Duke Energy Corporation (the “Corporation”) announced that Mr. Douglas F Esamann, Executive Vice President, Energy Solutions and President, Midwest/Florida Regions and Natural Gas Business, will be retiring effective August 1, 2021. Mr. Esamann’s responsibilities will be assumed by other members of the Corporation’s executive team.

On March 30, 2021, the Corporation also announced that Mr. Dwight L. Jacobs, currently Senior Vice President, Tax, Chief Accounting Officer and Controller, has been appointed as Senior Vice President, Supply Chain and Chief Procurement Officer, effective May 16, 2021, and that Ms. Cynthia S. Lee has been appointed as Vice President, Chief Accounting Officer and Controller, also effective May 16, 2021.

Ms. Lee, 54, has served as Director, Investor Relations, since June 2019. Prior to joining the Investor Relations organization, Ms. Lee served in various roles within the Corporate Controller’s organization after joining the Corporation and its affiliates in 2002.

Ms. Lee will participate in the Duke Energy Corporation Executive Severance Plan as a “Tier I” participant upon her appointment to her new role.  The Executive Severance Plan is described in more detail on pages 65-66 of the Corporation’s Proxy Statement dated March 23, 2021.  In all other respects, Ms. Lee will continue to participate in the compensation and benefit plans in which she was participating prior to the change in responsibilities. Ms. Lee has not entered into, nor were any amendments made to, any material plans, contracts or arrangements in connection with her change in responsibilities.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: March 30, 2021		/s/ David S. Maltz
	Name:	David S. Maltz
	Title:	Vice President, Legal, Chief Governance Officer and Assistant Corporate Secretary

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